SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 18, 2004

FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

001-06249	34-6513657
(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts	02114
(Address of Principal Executive Offices)	(Zip Code)

(617) 570-4614
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFTR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Item 2.01	Completion of Acquisition or Disposition of Assets

Item 9.01	Financial Statements and Exhibits

Signatures

Item 2.01 Completion of Acquisition or Disposition of Assets

We have filed Current Reports on Form 8-K on November 23, 2004 and November 30, 2004 with regard to the acquisitions of triple net lease properties as described in such Current Reports.  The purpose of this Amendment to those Current Reports is to provide the financial information required by Article 11 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits

The following financial statements and pro forma financial information are filed as part of this report.

(a)                                  Financial Statements of Real Estate Acquired:

Statement of Revenues and Certain Expenses of the Finova Properties for the year ended December 31, 2003.

Statement of Revenues and Certain Expenses of the 5400 Westheimer Property for the year ended December 21, 2003

(b)                                 Unaudited Pro Forma Financial Statements:

The unaudited pro forma consolidated financial statements set forth (i) the pro forma balance sheet of First Union Real Estate and Mortgage Investments (the “Company”) as of September 30, 2004, as if the acquisitions had occurred on September 30, 2004, (ii) the pro forma consolidated statement of operations for the year ended December 31, 2003, as if the acquisition had occurred on January 1, 2003, (iii) the pro forma consolidated statement of operations for the period ended September 30, 2004, as if the acquisition had occurred on January 1, 2003.  The pro forma financial statements are based upon assumptions contained in the notes to thereto and should be read in conjunction with such notes.

The unaudited pro forma consolidated financial statements may not necessarily reflect the results of operations or financial position of the Company which would have actually resulted had the acquisitions occurred as of the dates and for the periods indicated, nor should they be taken as indicative of the future results of operations or the future financial position of the Company.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

First Union Real Estate Equity and Mortgage Investments:

We have audited the accompanying statement of revenues and certain expenses of the properties known as the Finova Properties (the “Properties”) for the year ended December 31, 2003. This financial statement is the responsibility of the Properties’ management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8K/A of First Union Real Estate Equity and Mortgage Investments as described in Note 1 to the financial statement and is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Properties for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 31, 2005

FINOVA PROPERTIES

STATEMENT OF REVENUES AND CERTAIN
EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2003

(in thousands)

Revenues:

Rental Revenues	$14,567

Certain Expenses:

Interest Expense	2,799

Revenues in Excess of Certain Expenses	$11,768

See notes to the statement of revenues and certain expenses.

FINOVA PROPERTIES

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.             ORGANIZATION AND BASIS OF PRESENTATION

The accompanying Statement of Revenues and Certain Expenses includes the operations of 16 triple-net leased properties containing approximately 2.5 million gross square feet (the “Finova Properties”).  During the year ended December 31, 2003, the Finova Properties were owned by Finova Capital Corporation or its subsidiaries (“Finova”), an unaffiliated third party.

On November 18, 2004, FT-Fin Acquisition LLC, a Delaware limited liability company wholly-owned by First Union Real Estate Equity and Mortgage Investment (the “Company”), acquired the Finova Properties from Finova. The aggregate purchase price for the properties including closing costs was approximately $92.1 million, inclusive of the assumption of approximately $31.6 million of existing first mortgage debt on certain of the properties.

The accompanying historical financial statement information is presented in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8K/A of the Company. Accordingly, the financial statement is not representative of the Finova Properties’ actual operations for the year ended December 31, 2003 as certain expenses have been excluded, which may not be comparable to the expenses expected to be incurred in the future operations of the properties.  Expenses excluded consist of depreciation and amortization, and other costs not directly related to the future operations of the acquired Finova Properties.

2.             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues - Rental revenues are recognized on a straight line basis over the terms of the related leases.

Interest Expense - Interest expense represents interest related to the first mortgage debt assumed as part of the acquisition.

Management’s Use of Estimates - The financial statement has been prepared in conformity with accounting principles generally accepted in the United States. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

3.             OPERATING LEASES

Rental revenues are principally obtained from tenant operating leases. Future minimum base rental payments during the primary terms under all tenant operating leases as of December 31, 2003 are as follows:

Year ending December 31,	(in thousands)

2004	$14,567
2005	13,972
2006	13,838
2007	13,803
2008	13,764
Thereafter	30,807

Total	$100,751

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

First Union Real Estate Equity and Mortgage Investments:

We have audited the accompanying statement of revenues and certain expenses of the property known as 5400 Westheimer (the “Property”) for the year ended December 31, 2003. This financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this financial statement based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing that accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8K/A of First Union Real Estate Equity and Mortgage Investments as described in Note 1 to the financial statement and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 31, 2005

5400 WESTHEIMER PROPERTY

STATEMENT OF REVENUES AND CERTAIN
EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2003

(in thousands)

Revenues:
Rental Revenues	$7,591

Certain Expenses:
Interest Expense	5,185

Revenues in Excess of Certain Expenses	$2,406

See notes to the statement of revenues and certain expenses.

5400 WESTHEIMER PROPERTY

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

1.             ORGANIZATION AND BASIS OF PRESENTATION

On November 22, 2004 First Union Real Estate Equity and Mortgage Investment (the “Company”) made a loan to 5400 Westheimer Holding L.P. (“Holding”) in the principal amount of $7.53 million. The loan bears interest at 8% per annum and matures on March 30, 2005. The general partner of Holding is a subsidiary of the Company. The loan was made to facilitate the acquisition by Holding of an indirect 100% ownership interest in an entity that holds title to real property located at 5400 Westheimer Court, Houston, Texas (the “5400 Westheimer Property”). The 5400 Westheimer Property is triple-net leased to an affiliate of Duke Capital LLC pursuant to a lease that is scheduled to expire in 2018 subject to early termination in 2016. The interest in the 5400 Westheimer Property was acquired subject to existing first mortgage debt of approximately $76.3 million.

The accompanying historical financial statement information is presented in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8K/A of the Company. Accordingly, the financial statement is not representative of the actual operations for the year ended December 31, 2003 as certain expenses have been excluded, which may not be comparable to the expenses expected to be incurred in the future operations of the property.  Expenses excluded consist of depreciation and amortization, and other costs not directly related to the future operations of the acquired 5400 Westheimer Property.

2.             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues - Rental revenues are recognized on a straight line basis over the lease term.

Interest Expense – Interest expense represents interest related to the first mortgage debt assumed as part of the acquisition.

Management’s Use of Estimates - The financial statement has been prepared in conformity with accounting principles generally accepted in the United States. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

3.             OPERATING LEASE

Rental revenues are principally obtained from tenant operating leases. Future minimum base rental income under tenant operating lease as of December 31, 2003 is as follows:

Year ending December 31,	(in thousands)

2004	$6,782
2005	6,901
2006	7,021
2007	7,144
2008	7,269
Thereafter	74,273

Total	$109,390

FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2004

		Pro Forma Adjustments
(In thousands)	Historical September 30, 2004	Finova Properties	5400 Westheimer Property	Pro Forma September 30, 2004
		(a)	(b)
Assets
Investment in real estate, at cost
Land	$1,718	$2,166	$—	$3,884
Buildings and improvements	6,274	81,863	—	88,137
	7,992	84,029	—	92,021
Less - Accumulated depreciation	(4,405)	—	—	(4,405)
Investments in real estate, net	3,587	84,029	—	87,616

Real estate held for syndication	—	—	84,375	84,375
Lease intangibles	—	8,048	—	8,048
Cash and cash equivalents	1,451	(1,082)	—	369
Restricted cash	33,980	(33,980)	—	—
Loans receivable	5,645		—	5,645
Accounts receivable and prepayments, net	1,416	1,674	—	3,090
Investments - available for sale	68,711	—	(7,613)	61,098
Real estate securities - available for sale	9,685	—	—	9,685
Other	588	712	—	1,300
Total Assets	$125,063	$59,401	$76,762	$261,226

Liabilities
Mortgage loan	$—	$59,223	$—	$59,223
Mortgage loan on real estate held for syndication	—	—	76,762	76,762
Note payable	49	—	—	49
Accounts payable and accrued liabilities	6,331	178	—	6,509
Dividends payable	516	—	—	516
Deferred items	48	—	—	48
Liabilities of discontinued operations	379	—	—	379
Total Liabilities	7,323	59,401	76,762	143,486

Shareholders’ Equity
Convertible preferred shares of beneficial interest	23,131	—	—	23,131
Common shares of beneficial interest	31,059	—	—	31,059
Additional paid in capital	207,968	—	—	207,968
Accumulated other comprehensive income	610	—	—	610
Accumulated distributions in excess of net income	(145,028)	—	—	(145,028)
Total Shareholders’ Equity	117,740	—	—	117,740
Total Liabilities and Shareholders’ Equity	$125,063	$59,401	$76,762	$261,226

See notes to unaudited pro forma financial statements

FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

		Pro Forma Adjustments		Pro Forma Adjustments					Pro Forma Adjustments
(In thousands, except per share data)				Finova Properties Acquisition		5400 Westheimer Property Acquisition		Pro Forma Subtotal	5400 Westheimer Property	Pro Forma

	Historical	Park Plaza Sale	Pro Forma
		(a)							(f)
Revenues
Rents	$13,916	$(12,327)	$1,589	$14,567	(b)	$7,591	(b)	$23,747	$(7,591)	$16,156
Sales	1,892	—	1,892	—		—		1,892	—	1,892
Interest and dividends	838	—	838	—		—		838	—	838
	16,646	(12,327)	4,319	14,567		7,591		26,477	(7,591)	18,886

Expenses
Property operating	4,965	(4,116)	849	—		—		849	—	849
Cost of goods sold	3,279	—	3,279	—		—		3,279	—	3,279
Real estate taxes	773	(809)	(36)	—		—		(36)	—	(36)
Depreciation and amortization	2,161	(1,669)	492	3,388	(c)	2,777	(c)	6,657	(2,777)	3,880
Interest	4,551	(3,667)	884	5,042	(d)	5,185	(e)	11,111	(5,185)	5,926
General and administrative	6,873	—	6,873	—		—		6,873	—	6,873
	22,602	(10,261)	12,341	8,430		7,962		28,733	(7,962)	20,771

(Loss)/income from continuing operations	$(5,956)	$(2,066)	$(8,022)	$6,137		$(371)		$(2,256)	$371	$(1,885)

Per share data – Basic and Diluted:
Loss from continuing operations applicable to common shares of beneficial interest	$(0.19)									$(0.06)

Basic and diluted weighted average Common Shares	30,885									30,885

See notes to unaudited pro forma financial statements

FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30. 2004

		Pro Forma Adjustments		Pro Forma Adjustments					Pro Forma Adjustments
(In thousands, except per share data)	Historical	Park Plaza Sale	Pro Forma	Finova Properties Acquisition		5400 Westheimer Property Acquisition		Pro Forma Subtotal	5400 Westheimer Property	Proforma
		(a)							(f)
REVENUES
Rents	$1,100	$—	$1,100	$10,925	(b)	$5,693	(b)	$17,718	$(5,693)	$12,025
Sales	3,195	—	3,195	—		—		3,195	—	3,195
Interest and dividends	1,936	—	1,936	—		—		1,936	—	1,936
Insurance recoveries	1,244	—	1,244	—		—		1,244	—	1,244
Gain on sale of security available for sale	1,040	—	1,040	—		—		1,040	—	1,040
	8,515	—	8,515	10,925		5,693		25,133	(5,693)	19,440

EXPENSES
Property operating	570	—	570	—		—		570	—	570
Cost of goods sold	2,376	—	2,376	—		—		2,376	—	2,376
Real estate taxes	45	—	45	—		—		45	—	45
Depreciation and amortization	312	—	312	2,541	(c)	2,082	(c)	4,935	(2,082)	2,853
Interest	17	—	17	3,719	(d)	3,819	(e)	7,555	(3,819)	3,736
General and administrative	2,990	—	2,990	—		—		2,990	—	2,990
	6,310	—	6,310	6,260		5,901		18,471	(5,901)	12,570

(Loss)/income from continuing operations	$2,205	$—	$2,205	$4,665		$(208)		$6,662	$208	$6,870

Per share data - Basic:
Income from continuing operations applicable to common shares of beneficial interest	$0.07									$0.22

Diluted:
Income from continuing operations applicable to common shares of beneficial interest	$0.06									$0.19

Basic weighted average Common Shares	31,059									31,059
Convertible Preferred Shares	4,837									4,837
Stock Options	25									25
Diluted weighted average Common Shares	35,921									35,921

See notes to unaudited pro forma financial statements

FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1. Basis of presentation

On November 18, 2004, FT-Fin Acquisition LLC (“FT-Fin”), a Delaware limited liability company wholly-owned by First Union Real Estate Equity and Mortgage Investment (the “Company”), acquired the Finova Properties (the “Finova Properties”). The Finova Properties consist of 16 triple-net lease buildings containing a total of approximately 2.5 million gross square feet and was acquired by the Company from Finova Capital Corporation, an unrelated third party.

On November 22, 2004 the Company made a loan to 5400 Westheimer Holding L.P. (“Holding”) in the principal amount of $7.53 million. The loan bears interest at 8% per annum and matures on March 30, 2005. The general partner of Holding is a subsidiary of the Company. The loan was made to facilitate the acquisition by Holding of an indirect 100% ownership interest in an entity that holds title to real property located at 5400 Westheimer Court, Houston, Texas (the “5400 Westheimer Property”). The 5400 Westheimer Property is triple-net leased to an affiliate of Duke Capital LLC pursuant to a lease that is scheduled to expire in 2018 subject to early termination in 2016.

2. Unaudited Pro Forma Consolidated Balance Sheet

The unaudited pro forma balance sheet as of September 30, 2004, is based on the historical balance sheet for the Company presented in its Quarterly Report on Form 10-Q as of September 30, 2004. Significant pro forma adjustments in the unaudited pro forma consolidated balance sheet include the following:

(a)          Adjustments to reflect the purchase of the Finova Properties for approximately $92.1 million, including closing costs and inclusive of the assumption of approximately $31.6 million of existing first mortgage debt on certain of the properties. This acquisition was funded from the proceeds of a $27 million loan as well as $33.5 million in net proceeds realized from the sale of the Park Plaza property in June 2004 previously reported on Form 8-K on July 2, 2004, which were being held by a qualified intermediary to enable First Union to acquire the properties in a 1031 Tax-Free exchange. The Company has allocated the purchase price to real estate and lease intangibles, based on their relative fair values.

(b)         Adjustments to reflect the purchase of the 5400 Westheimer Property. This property is considered real estate held for syndication. On January 3, 2005, Holding completed an equity offering which reduced the Company’s investment to investor loans receivable aggregating $1.3 million, a 1% general partner interest ($80,000) and a 7% limited partner interest ($562,000).

3. Unaudited Pro Forma Consolidated Statements of Operations

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2003, includes adjustments assuming that the acquisition of the Finova Properties and the 5400 Westheimer Property occurred as of January 1, 2003, and is based on the historical statement of operations for the Company presented in its Annual Report on Form 10-K for the year ended December 31, 2003. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2004, includes adjustments assuming that the acquisition of the Finova Properties and the 5400 Westheimer Property occurred as of January 1, 2003, and is based on the historical statement of operations for the Company presented in its Quarterly Report of Form 10-Q for the period ended September 30, 2004. Significant pro forma adjustments in the unaudited pro forma consolidated statements of operations include the following:

(a)          Adjustment to reflect sale of Park Plaza property on June 22, 2004.

(b)         Adjustment to reflect the historical net lease rental revenues for the Finova Properties and the 5400 Westheimer Property.

(c)          Adjustment to reflect depreciation on the Finova Properties and the 5400 Westheimer Property, based on the allocated cost of the acquisition to depreciable assets. The Company uses the straight-line method for depreciation and estimated useful life of 40 years for the properties. Allocated costs assigned to leases in place are amortized over the remaining lease life.

(d)         Adjustment to reflect interest expense related to the non-recourse first mortgage loans assumed in the amount of $31.6 million (fixed stated interest rates ranging from 6.45% - 11.05%) and a new loan of $27.0 million at an effective fixed interest rate at 8.55%.

(e)          Adjustment to interest expense related to the non-recourse first mortgage loan assumed in the amount of $76.1 million (fixed interest rates ranging from 5.22% - 7.5% on three different tranches).

(f)            Adjustment to remove the operations of the 5400 Westheimer Property from continuing operations as this property is considered real estate held for syndication and, accordingly, its operations will be classified as discontinued operations. On January 3, 2005, the Company completed an equity offering which reduced the Company’s investment to investor loans receivable aggregating $1.3 million, a 1% general partner interest ($80,000) and a 7% limited partner interest ($562,000).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 1st day of February, 2005.

FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

By:	/s/ Thomas Staples
Thomas Staples
Chief Financial Officer